SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.   20549
                      ________________

                          FORM 8-K
                      ________________

                        Current Report
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 30, 1998
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                    ATLANTIC RICHFIELD COMPANY
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        (Exact name of registrant as specified in its charter)


                             Delaware
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           (State or other jurisdiction of incorporation)


            1-1196                                  23-0371610
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    (Commission File Number)                      (IRS Employer
                                                Identification No.)


  515 South Flower Street, Los Angeles, California      90071
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      (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (213) 486-3511
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                            Not Applicable
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    (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated September 30, 1998, announcing the appointments of Mr. Michael E. Wiley to the position of President and Chief Operating Officer and Mr. Donald R.
Voelte, Jr. to the position of Executive Vice President effective October 1, 1998. Also announced today are the retirements of ARCO's President Mr. William E. Wade, Jr.
and ARCO's Executive Vice President Anthony G. Fernandes.


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


                         SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY

                                /s/ BRUCE G. WHITMORE
                              ________________________________
                              Bruce G. Whitmore
                              Senior Vice President, General
                              Counsel and Corporate Secretary


Dated:  September 30, 1998


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